                                                                   Exhibit 10.16

                                                      AFTER RECORDING RETURN TO:
                                                       Steven K. Bender, Esquire
                                                     Long Aldridge & Norman, LLP
                                                                      Suite 5300
                                                            303 Peachtree Street
                                                          Atlanta, Georgia 30308
                                                                  (404) 527-4640

                        NATURAL GAS PIPELINE RIGHT-OF-WAY

         THIS AGREEMENT, made the 2nd day of November, 1999, between GREAT NORTHERN NEKOOSA CORPORATION, a Maine corporation, of 100 Peachtree Street, N.W., Suite 2650, Atlanta, Georgia 30303 ("GRANTOR"), and TENASKA GEORGIA PARTNERS, L.P. a Delaware limited partnership, of 1044 North 115th Street, Omaha, Nebraska 68154-4446, ("GRANTEE"). The terms GRANTOR and GRANTEE include, without limitation, the neuter, masculine and feminine genders, the singular and the plural, and their respective successors and assigns where the context requires or permits.

                                   WITNESSETH:

         That for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid by GRANTEE to GRANTOR, the receipt of which is hereby acknowledged, GRANTOR does hereby grant, bargain, sell and convey, to the extent of GRANTOR'S interest in the property under the Timber Agreement between T. W. Goodson and Southern Land, Timber and Pulp Corporation (predecessor to Great Northern Nekoosa Corporation), dated May 27, 1959 and recorded in Deed Book 47, page 555, Heard County Records (the "Timber Agreement"), unto GRANTEE, its successors and assigns, the right and easement, during the term of the Timber Agreement, as extended from time to time, and the term of any other agreement between GRANTOR and the successors-in-title to T.W Goodson, to survey, lay, maintain, operate, repair, replace and remove a pipeline or pipelines with fittings, appliances, appurtenances, machinery, apparatus, equipment, fixtures, improvements and facilities related thereto (hereinafter collectively referred to as the "pipeline") for the transportation of oil and/or gas under, over, and through the real property located in Heard County, Georgia (the "Premises"), and being more particularly described in Exhibit A attached hereto and made a part hereof by reference.

         Further, GRANTOR does hereby grant and convey unto GRANTEE a temporary right, right-of-way and easement to use the real property located in Heard County, Georgia, and being more particularly described in Exhibit B attached hereto and made a part hereof by reference (the "Temporary Easement Area"; the Premises and Temporary Easement Area being hereinafter sometimes collectively referred to as the

"right-of-way"), for the purpose and a term so long as necessary to clear, excavate, lay and construct the aforementioned pipeline and do all things reasonably necessary and incident to the initial construction of the pipeline, and as needed in connection with any later maintenance, repair, replacement, alteration or removal of the pipeline. GRANTEE shall be permitted to clear the Temporary Easement Area of trees, shrubs and other vegetation so as to permit use of the Temporary Easement Area for the foregoing purposes.

         1. GRANTEE shall have the right of ingress to and egress from said right-of-way and across adjacent lands of GRANTOR by means of roads and lanes thereon, if such there be; otherwise by such route or routes as shall occasion the least practicable damage and inconvenience to GRANTOR.

         2. GRANTOR expressly reserves the right of use of the Premises for purposes which are not inconsistent with the easement privileges granted herein, including but not limited to, the right to cross the right-of-way at will in the management of its properties; provided, however, that GRANTOR, its agents, employees, servants, tenants, under tenants, permitees, licensees, invitees, contractors and subcontractors (i) shall only drag and/or skid logs across the four (4) Crossing Areas (as hereinafter defined) installed as provided in Paragraph 10 below, (ii) shall only cross the pipeline with trucks and/or other equipment at said four (4) Crossing Areas, and (iii) shall not change the grade of the Premises. GRANTEE understands that "management" in this sense involves the re-establishment of forest growth and logging operations necessitating the building and repair of roads, the felling of trees and the movement and use of heavy and cumbersome equipment and trucks loaded with forest products.

         3. It is understood and agreed by and between the parties hereto that as a further consideration for the right-of-way granted hereunder, GRANTEE does hereby release and discharge GRANTOR, from any and all liability, claim or demand which GRANTEE may have or claim to have, now or hereafter, against GRANTOR by reason of any property damage to its pipeline, including all appurtenances thereon, resulting from, arising out of, or in any manner associated with, any forestry operation of the GRANTOR in the management of its properties. All property of whatever kind or nature which may be now or hereinafter placed in, on, or about the Premises shall be at the sole risk of GRANTEE, and GRANTOR shall not be liable to GRANTEE for any damage or loss to said property taking place on the Premises.

         4. GRANTEE agrees to indemnify GRANTOR and hold GRANTOR harmless from and against any and all loss, liability, damage, injury, cost, expense, including attorneys' fees and claims of any kind whatsoever paid, incurred or suffered by, or asserted against, GRANTOR for, with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the pipeline on the Premises of any hazardous material arising out of, in connection with, or in any manner caused by the use of the Premises by GRANTEE, including, without limiting the generality of the foregoing, any loss, liability, damage, injury, cost, expense, including attorneys' fees, or claim asserted or arising under any environmental law, unless caused by the sole or gross negligence, or willful misconduct, of GRANTOR, its agents, employees, servants, tenants, under tenants, permitees, licensees, invitees, contractors or subcontractors. Notwithstanding any provision to the contrary contained in this instrument, this obligation of indemnity shall survive the expiration or earlier termination of this right-of-way. As used herein, the term "Environmental Law" shall mean any federal, state, local or foreign law, statute, decree, ordinance, code, rule, or regulation, including, without limiting the generality of the foregoing, the Comprehensive Environmental Response Compensation and Liability act of 1980, as amended, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery act, the Toxic Substance Control Act of 1976, and any federal, state or local so-called "Superfund" or "Superlien" law or ordinance relating to the emission, discharge, release, threatened release into the environment of any oil, petroleum containing substance, pollutant, contaminant, chemical, hazardous, toxic or dangerous waste, substance or material (including, without limitation, ambient air, surface water, groundwater or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of such substances and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder. As used herein, the term "Hazardous Material" shall mean any pollutants, contaminants, chemicals, hazardous, toxic or dangerous waste, substance or material, or any other substance or material regulated or controlled pursuant to any Environmental Law now or at any time hereafter in effect, including any other substances defined as "hazardous substances" or "toxic substances" in any Environmental Law. GRANTEE further agrees to indemnify and hold GRANTOR harmless from and against any and all loss, costs, damages, claims, actions or liability, including attorneys' fees, on account of the injury to or death of any person or persons, or the damage to or destruction of any property arising from or growing out of the exercise of the rights herein granted, or of its exercise of rights assumed in connection therewith, by GRANTEE, its employees, agents, or contractors, unless caused by the sole or gross negligence, or willful misconduct, of GRANTOR, its agents, employees, servants, tenants, under tenants, permitees, licensees, invitees, contractors or subcontractors.

         5. GRANTEE covenants and agrees to obtain and maintain, so long as this agreement remains in effect, insurance coverage for the indemnity and save harmless provisions of this right-of-way and to furnish GRANTEE a certificate prior to any operations on the Premises, which insurance coverage shall be as follows: public liability insurance with coverage not less than $1,000,000 for any one person and $2,000,000 for any one occurrence and $500,000 property damage, with GRANTOR named as an additional insured up to the limits of liability required herein and to the extent of GRANTEE'S liability hereunder. Failure to provide a certificate will constitute a default hereunder, and if such default is not cured within thirty (30) days after GRANTOR has given written notice of such default to GRANTEE, then GRANTEE shall pay GRANTOR upon demand damages in the amount of $1,000.00 per day for each day such default continues beyond said thirty (30) day cure period.

         6. The parties hereto acknowledge and agree that the obligations to release, discharge and indemnify assumed by GRANTEE in Paragraphs 3 and 4 constitute additional consideration to GRANTOR without which GRANTOR would not have agreed to this grant. The parties further agree that, as used in Paragraphs 3 and 4 the term GRANTOR shall include the GRANTOR, its officers, agents, affiliated corporations, contractors and their respective employees.

         7. GRANTEE shall comply with all laws and ordinances and with the rules and regulations of any codes of Federal, State or local authority applicable to the use of the Premises, including, but not limited to, the Endangered Species Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, Clean Water Act, and Clean Air Act. GRANTEE shall have the full responsibility of obtaining any and all federal. state and local permits or licenses and shall fully comply with all of the laws, rules, regulations and requirements of any and all federal, state or local government, authority, agency, commission or regulatory body insofar as the same may apply to GRANTEE's operations hereunder, and particularly as such laws, rules, regulations and requirements may relate to protection of the environment, water and air.

         8. GRANTEE shall repair, to the satisfaction of GRANTOR or its representative, any damage it shall cause to GRANTOR's private roads, lanes or ditches, whether such damage is caused by the installation or the maintenance of the pipeline.

         9. GRANTEE agrees and covenants to pay GRANTOR, at the then market value, for any of GRANTOR's timber lying outside of the Premises and Temporary Easement Area destroyed or damaged from acts or omissions of GRANTEE, its employees, agents, or contractors at any time during the period this grant is in force. All stumps, brush, limbs or other debris of any kind which GRANTEE desires to clear from the Premises and Temporary Easement Area shall be placed, piled, and burned or otherwise disposed of in such manner that there will be no increased fire or bug hazard to the timber of GRANTOR on or near said property lying outside of the Premises and Temporary Easement Area, and no defacement of the timber or other property of GRANTOR lying outside of the Premises and Temporary Easement Area. No stumps, brush, limbs or other debris shall be burned, piled or placed on property of GRANTOR lying outside the Premises and Temporary Easement Area.

         10. GRANTEE agrees to bury the pipeline to a depth of at least forty-eight (48") inches below the surface of the earth. GRANTEE agrees that in connection with the construction of the pipeline, GRANTEE will install, at GRANTEE'S cost, four (4) crossing locations along the pipeline that will be reinforced so as to prevent any damage to the pipeline as a result of trucks crossing the pipeline and logs being dragged or skidded across the pipeline at those crossing locations (collectively referred to as the "Crossing Areas," and individually as a "Crossing Area"). The four (4) Crossing Areas shall be installed approximately at the locations identified and described in Exhibit "C" attached hereto and made a part hereof by reference, each Crossing Area shall be a minimum of twenty feet (20') wide measured along the length of the pipeline, and the

Crossing Areas shall be posted with signs specifying such crossing points. Additionally, GRANTEE agrees that should GRANTEE'S installation of the pipeline require that any portion of the existing roadway located at Crossing Area "A," as shown on Exhibit "C," be relocated, then GRANTEE shall, at GRANTEE'S cost, relocate such portion of the road, construct a comparable roadway as close as possible to the existing location of such road, and GRANTEE shall pay GRANTOR the then market value for any timber lying outside of the Premises and Temporary Easement Area that are cut down, destroyed or damaged in connection with relocating such portion of the roadway.

         11. The easements granted hereunder include the right of GRANTEE to cut, clear, remove and dispose of, from time to time, all trees, shrubs, and other vegetation in and on the Premises, and to remove and dispose of all obstructions thereon, as GRANTEE may deem necessary for the safe operation and maintenance of the pipeline. GRANTEE agrees to maintain the area in the Premises so that it is clear of trees and heavy vegetation and to clearly mark the location thereof so that it is clearly visible at all times. GRANTOR shall not construct or permit any buildings, structures, fences, trees, hedges, wind rows or other obstructions to be erected or placed upon the Premises, or to change the grade of the Premises, or create or permit any condition whereby standing water would accumulate on the Premises, nor to otherwise interfere in or to knowingly permit any other person to interfere with GRANTEE'S use and enjoyment of rights granted under this Agreement.

         12. The right-of-way and easements herein granted, and all rights and privileges in connection herewith, shall automatically revert to GRANTOR, its successors and assigns, if the construction of a gas pipeline within the Premises is not commenced within three (3) years after the date of this right-of-way. It is the intent of the GRANTOR and GRANTEE that the commencement of the construction of any gas pipeline, whether by GRANTEE, Tenaska, Inc., or any of their respective successors or assigns, shall prevent the reversion of the right-or-way and easements herein granted, and all rights and privileges in connection herewith, from reverting to GRANTOR, its successors and assigns. Said three (3) year period shall be extended for the period of any force majeure as described in Paragraph 13 below.

         13. GRANTEE shall be excused for the period of any delay, and shall not be deemed in default, with respect to the performance of any of the terms, covenants, or conditions of this Agreement when prevented from doing so by union labor disputes, fire or other casualty, earthquake, war, insurrection, shortages of labor, shortages of materials, unexpected repairs, acts of God (including weather conditions interfering with performance of obligations) or other causes outside the control of GRANTEE.

         14. Should GRANTEE ever terminate its rights under this Agreement as evidenced by GRANTEE giving a Quit Claim Deed to GRANTOR which deed expressly states that it is given for purposes of terminating the easements granted hereunder, GRANTEE shall have one hundred and eighty (180) days from the date of said deed to close the pipeline in accordance with all applicable Federal, State and local statutes, ordinances, rules, regulations and codes. Unless the time period is extended by written consent of GRANTOR, any property or fixtures of GRANTEE left on the Premises after the expiration of said one hundred and eighty (180) days shall be deemed abandoned by GRANTEE. The closure of the pipeline by GRANTEE, as aforesaid, shall be done in a good and workmanlike manner and with reasonable care and caution in protecting timber and other property on lands adjacent to the right-of-way. GRANTEE shall pay GRANTOR for all damages to timber and other property of GRANTOR located off of the right-of-way, which are caused by GRANTEE's removal of its properties, and in addition, if removal of the pipeline is required by applicable law in order to close the pipeline, then GRANTEE shall refill the trench from which its pipeline is removed and restore the surface of GRANTOR's lands within the right-of-way to as near the same condition as existed prior to such removal as is reasonably possible.

         15. This grant of easement is made without warranty of title, subject to any and all easements, rights of way, oil and gas leases and/or servitudes, of whatever kind or nature, which are presently of record in the chain of title for the Premises and Temporary Easement Area, including, without limitation, the easements, rights and privileges granted under this right-of-way being subject to that certain Natural Gas Pipeline Right-of-Way dated September 8, 1999, granted by GRANTOR to Tenaska, Inc., a Delaware corporation, and recorded in Deed Book 200, Page 136 of the Heard County, Georgia Records (hereinafter the "Tenaska, Inc. Natural Gas Pipeline Right-of-Way"). GRANTOR hereby consents to the granting of that certain Perpetual Right-Of-Way And Easement Agreement granted by Charles L. Goodson, as Executor of the Last Will and Testament of Ora Lee Goodson, as grantor, to Tenaska Georgia Partners, Inc., a Delaware corporation, as grantee, dated ______________, 1999, and filed for record on _______________, 1999, at _______________.M., in the Heard County, Georgia
records, recorded at Deed Book _______, Page _______, and any amendments thereto which are made for purposes of changing the size and/or location of the easement areas described therein. All property of whatever kind or nature which may be now or hereinafter placed in, on, or about the above-described property, shall be at the sole risk of the GRANTEE, and GRANTOR shall not be liable to the GRANTEE for any damage or loss to said property. GRANTOR DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, THAT THE PROPERTY SUBJECT TO THIS RIGHT-OF-WAY GRANT CAN BE USED FOR ANY PURPOSE WHATSOEVER.

         16. The rights and obligations of GRANTEE hereunder shall be assignable by GRANTEE without the prior written consent of GRANTOR. If any assignee of this Agreement assumes in writing all obligations of the GRANTEE hereunder accruing or arising from and after the effective date of such assignment and the GRANTOR gives its written consent to the release of the assigning GRANTEE from the obligations and liabilities hereunder, such consent of GRANTOR not to be unreasonably withheld, conditioned or delayed, the assigning GRANTEE shall be released from all obligations and liabilities for matters accruing or arising from and after the effective date of such assignment. GRANTOR agrees that without any consent from GRANTOR, (i) TENASKA GEORGIA PARTNERS, L.P. (hereinafter sometimes referred to as "TGP"), as GRANTEE, shall have the right to transfer and assign the rights and obligations of GRANTEE hereunder to THE DEVELOPMENT AUTHORITY OF HEARD COUNTY ("DAHC"), (ii) DAHC, as GRANTEE shall have the right to lease the easements, rights and privileges granted hereunder to TGP as the tenant of DAHC, and (iii) DAHC and

TPG shall each have right to grant to their lenders and any other party holding a collateral interest in the Power Plant Property (as hereinafter defined) the right to use the easements, rights and privileges granted hereunder; and TGP shall remain liable to GRANTOR for all obligations and liabilities of the GRANTEE accruing or arising from and after the effective date of such transfers, assignments and lease until released in accordance with the terms of this
Section 16.

         17. All notices and/or payments, necessary, required or permitted to be given under the terms of this right-of-way shall be in writing and shall be sent by hand delivery, registered or certified U.S. Mail, return receipt requested, or guaranteed overnight delivery (e.g. UPS Next Day Air or Federal Express), as follows:

                IF TO GRANTOR:         Great Northern Nekoosa Corporation
                                       100 Peachtree Street, N.W.
                                       Suite 2650
                                       Atlanta, Georgia 30303
                                       Attention: Erwin Barger

               IF TO GRANTEE:          Tenaska Georgia Partners, L.P.
                                       1044 North 115th Street
                                       Omaha, Nebraska 68154-4446
                                       Attention:  Vice President of Fuel Supply

                 Plus copies to:       Tenaska Georgia Partners, L.P.
                                       1044 North 115th Street
                                       Omaha, Nebraska 68154-4446
                                       Attention: Vice President of Operations

or to such other addresses as each party hereto may designate by written notice to the other party given in accordance herewith, and notice so given shall be effective on the date of delivery in the case of notice sent by hand delivery, five (5) days after mailing in the case of notice sent by U.S. Mail, and on the next business day after consignment to a guaranteed overnight delivery service where sent by overnight delivery.

         18. This Agreement and the easements, rights, and privileges created hereby shall be binding upon and inure to the benefit of GRANTEE and GRANTOR and their respective successors, successors-in-title, grantees, assignees, tenants, subtenants, licensees, permitees, employees, invitees, agents, contractors, subcontractors and lenders. All of the easements, rights and privileges, set forth herein shall touch, concern, burden and run with the title to the Premises and Temporary Easement Area, as the servient tenement, and shall be appurtenant to, touch, concern, benefit and run with the title to the property of GRANTEE identified in Exhibit D attached hereto and made a part hereof (herein referred to as the "Power Plant Property"), the dominant tenement. Any conveyance of the Timber Agreement, or any right, title or interest thereunder, shall be subject to the terms of this Agreement and the easements, rights and privileges granted hereunder, regardless of whether or not a specific mention is made of this Agreement and regardless of whether or not made subject to the easements, rights, and privileges granted hereunder.

         19. The interpretation, construction and performance of this agreement shall be governed by the laws of the State of Georgia. GRANTOR represents and warrants to GRANTEE that no contracts, agreements, leases, subleases, easements, liens, or other encumbrances, that conflict with the easements, rights and privileges granted to GRANTEE hereunder, have been executed or granted by GRANTOR, other than (a) those shown of record in the chain of title to the Premises and Temporary Easement Area in the Heard County, Georgia records as of the date hereof, and (b) the Tenaska, Inc. Natural Gas Pipeline Right-Of-Way (as defined above).

         TO HAVE AND TO HOLD the aforesaid rights, privileges, and easements unto GRANTEE, its successors and assigns, forever, subject to the conditions, limitations and restrictions contained herein.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused their corporate names and seals to be affixed by their duly authorized representatives, on the date first written above.

Signed, sealed and delivered          GREAT NORTHERN NEKOOSA
in the presence of:                   CORPORATION

/S/                                   By:  /S/
---------------------                     --------------------------------
Witness
                                      Print Name:  Donald L. Glass

                                      Title:  Executive Vice President - Timber

                                      ATTEST:

/S/                                   /S/
---------------------                     --------------------------------
Notary Public for                              Assistant Secretary
                 ----
County, Georgia
                                      (CORPORATE SEAL)

Signed, sealed and delivered          TENASKA GEORGIA PARTNERS, L.P.
in the presence of:

/S/                                   By: Tenaska Georgia, Inc., a Delaware
----------------------                    corporation, its General Partner
Witness
                                          By: /S/
                                              -----------------------------
                                          Print Name:  Michael F. Lawler
                                          Title: Vice President of Finance &
                                                 Treasurer

                                          ATTEST:

/S/                                       /S/
---------------------                     --------------------------------
Notary Public for                                   Secretary
                 ----
County,
                                                 (CORPORATE SEAL)

                                    EXHIBIT A

                                LEGAL DESCRIPTION

EASEMENT AREA 2 - PERMANENT GAS PIPELINE EASEMENT

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
102.52 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
389.03 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE South 75 degrees 41 minutes 17 seconds West for a distance of
50.30 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
16.82 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
652.03 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
257.78 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
381.45 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
237.86 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1046.41 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
439.69 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
288.60 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to a point;

         THENCE South 88 degrees 57 minutes 38 seconds East for a distance of
50.16 feet to the POINT OF BEGINNING.

         Said property contains 4.81 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 11 - PERMANENT ACCESS

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1502.56 feet to a point;

         THENCE South 03 degrees 25 minutes 19 seconds West for a distance of
556.81 feet to a 3/4 inch pipe;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
434.31 feet to a 3/4 inch pipe, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 00 degrees 29 minutes 20 seconds East for a distance of
30.01 feet to a point;

         THENCE North 89 degrees 13 minutes 51 seconds West for a distance of
16.78 feet to a point;

         THENCE North 32 degrees 43 minutes 50 seconds West for a distance of
70.24 feet to a point;

         THENCE North 08 degrees 02 minutes 18 seconds West for a distance of
31.43 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
69.56 feet to a point;

         THENCE South 89 degrees 04 minutes 41 seconds East for a distance of
12.67 feet to a point;

         THENCE South 00 degrees 55 minutes 19 seconds West for a distance of
110.58 feet to the POINT OF BEGINNING.

         Said property contains 0.13 acre more or less.


REGREATNCKOOSANATURALGASPIPELINERIGHTOFWAYEXHA

                                    EXHIBIT B

                                LEGAL DESCRIPTION

 EASEMENT AREA 3 - TEMPORARY WORKSPACE

 ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER
OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

     THENCE South 00 degrees 43 minutes 57 seconds West for a distance of 291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

     THENCE South 01 degrees 18 minutes 40 seconds West for a distance of 32.38 feet to a point;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 84.64 feet to a : inch pipe;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 12.03 feet;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 140.19 feet to a Painted Rock;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

     THENCE along a curve to the right having a radius of 3600.00 feet and an arc length of 149.43 feet, being subtended by a chord of South 39 degrees 39 minutes 09 seconds West for a distance of 149.42 feet to a point;

     THENCE North 03 degrees 30 minutes 04 seconds West for a distance of 117.12 feet to a point;

     THENCE South 88 degrees 57 minutes 38 seconds East for a distance of 102.52 feet to the POINT OF BEGINNING.

     Said property contains 0.14 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 4 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
25.08 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
92.32 feet to a point;

         THENCE along a curve to the right having a radius of 3525.00 feet and an arc length of 369.76 feet, being subtended by a chord of South 44 degrees 20 minutes 28 seconds West for a distance of 369.59 feet to a point;

         THENCE South 42 degrees 39 minutes 13 seconds East for a distance of
75.00 feet to a point;

         THENCE along a curve to the left having a radius of 3600.00 feet and an arc length of 302.97 feet, being subtended by a chord of North 44 degrees 56 minutes 07 seconds East for a distance of 302.89 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
67.37 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
431.14 feet to a point;

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
115.41 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
275.00 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
14.21 feet to a point;

         THENCE North 12 degrees 00 minutes 21 seconds West for a distance of
143.97 feet to a point;

         THENCE North 02 degrees 23 minutes 46 seconds West for a distance of
463.86 feet to a point;

         THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
263.22 feet to the POINT OF BEGINNING.

         Said property contains 1.38 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 5 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
50.16 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
263.22 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
463.86 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
143.97 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
175.27 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE North 46 degrees 21 minutes 35 seconds West for a distance of
225.00 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
100.00 feet to a point;

         THENCE South 46 degrees 21 minutes 35 seconds East for a distance of
221.78 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
13.71 feet to a point;

         THENCE North 43 degrees 38 minutes 25 seconds East for a distance of
113.33 feet to the POINT OF BEGINNING.

Said property contains 0.52 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 6 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 & 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
202.70 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
106.32 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
213.81 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
225.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
200.00 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
125.37 feet to a point;

         THENCE North 01 degrees 08 minutes 53 seconds West for a distance of
280.53 feet to a point;

         THENCE North 13 degrees 19 minutes 59 seconds West for a distance of 1024.59 feet to a point;

         THENCE North 30 degrees 02 minutes 25 seconds East for a distance of
507.24 feet to the POINT OF BEGINNING.

         Said property contains 1.60 acres more or less.

                                LEGAL DESCRIPTION

EASEMENT AREA 7 - TEMPORARY WORKSPACE

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 235 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A ONE INCH PIPE MARKING THE NORTHEAST CORNER OF LAND LOT 236, SAID POINT BEING THE POINT OF REFERENCE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to a POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

         THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a : inch pipe;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

         THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

         THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of
102.52 feet to a point;

         THENCE South 03 degrees 30 minutes 04 seconds East for a distance of
259.73 feet to a point;

         THENCE South 02 degrees 23 minutes 46 seconds East for a distance of
460.14 feet to a point;

         THENCE South 12 degrees 00 minutes 21 seconds East for a distance of
166.15 feet to a point;

         THENCE South 43 degrees 38 minutes 25 seconds West for a distance of
309.02 feet to a point;

         THENCE South 30 degrees 02 minutes 25 seconds West for a distance of
413.84 feet to a point;

         THENCE South 13 degrees 19 minutes 59 seconds East for a distance of 1031.86 feet to a point;

         THENCE South 01 degrees 08 minutes 53 seconds East for a distance of
266.31 feet to a point;

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
297.81 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

         THENCE South 48 degrees 28 minutes 27 seconds West for a distance of
91.22 feet to a point;

         THENCE South 13 degrees 57 minutes 28 seconds West for a distance of
235.43 feet to a point;

         THENCE South 01 degrees 34 minutes 09 seconds East for a distance of
636.83 feet to a point;

         THENCE South 20 degrees 37 minutes 20 seconds East for a distance of
13.96 feet to a point;

         THENCE North 75 degrees 41 minutes 17 seconds East for a distance of
25.15 feet to a point;

         THENCE North 20 degrees 37 minutes 20 seconds West for a distance of
12.53 feet to a point;

         THENCE North 01 degrees 34 minutes 09 seconds West for a distance of
629.22 feet to a point;

         THENCE North 13 degrees 57 minutes 28 seconds East for a distance of
204.18 feet to a point;

         THENCE South 41 degrees 31 minutes 33 seconds East for a distance of
188.62 feet to a point;

         THENCE North 48 degrees 28 minutes 27 seconds East for a distance of
100.00 feet to a point;

         THENCE North 41 degrees 31 minutes 33 seconds West for a distance of
225.00 feet to the POINT OF BEGINNING.

     Said property contains 1.01 acres more or less.

REGREATNEKOOSANATURALGASPIPELINERIGHTOFWAYEXHB

                                    EXHIBIT "C"

                                GOODSON LTL TRACT

The following is a description of information which cannot be submitted electronically:

A,B,C,D - Permanent Gas Line Crossing Locations (Proposed) - 1 page

REGREATNEKOOSANATURALGASPIPELINERIGHTOFWAYEXHC

                                   EXHIBIT "D"

                                LEGAL DESCRIPTION

TRACT A-1

        ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

        THENCE South 72 degrees 48 minutes 00 seconds West for a distance of
405.46 feet to a 12 INCH WOOD POST;

        THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a 2 INCH REBAR SET ON THE WESTERLY LINE OF A GEORGIA POWER COMPANY RIGHT OF WAY (150 FOOT WIDTH), SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 2143.92 feet to the CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 46 degrees 21 minutes 20 seconds West for a distance of 66.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK;

          THENCE along the centerline of the unnamed creek to the Northeast, more or less, North 68 degrees 03 minutes 13 seconds East for a distance of
336.28 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 29 minutes 52 seconds East for a distance of
296.07 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 54 degrees 43 minutes 02 seconds East for a distance of
67.68 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 17 degrees 17 minutes 28 seconds East for a distance of
228.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 23 degrees 21 minutes 46 seconds East for a distance of
241.49 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 07 degrees 17 minutes 08 seconds East for a distance of
71.42 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 79 degrees 26 minutes 44 seconds East for a distance of
307.88 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 48 degrees 14 minutes 55 seconds East for a distance of
157.63 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 27 degrees 04 minutes 19 seconds East for a distance of
111.97 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 55 degrees 09 minutes 32 seconds East for a distance of
128.35 feet to a POINT IN THE CENTERLINE OF THE CREEK;

           THENCE North 08 degrees 06 minutes 45 seconds East for a distance of
34.61 feet to an IRON PIN SET IN THE CENTERLINE OF THE CREEK;

          THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
212.86 feet to a 2 inch rebar set on the Westerly line of a GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH); Said point being the POINT OF BEGINNING.

         Said property contains 46.13 acres, and is that same tract or parcel of land shown as Tract A1 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.

TRACT B

        ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

        THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

        THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

        THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

        THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

        THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

        THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

        THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

          THENCE South 78 degrees 47 minutes 46 seconds West for a distance OF
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill Creek, Said point being the POINT OF BEGINNING for the herein described parcel of land;

         THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

          THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

          THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

          THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

          THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

          THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

          THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

          THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

          THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

          THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

          THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

          THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

          THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

          THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

          THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

          THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

          THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

          THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

          THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

          THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

          THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

          THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

          THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

          THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

          THENCE South 10 degrees 21 minutes 54 seconds East for a distance of
66.83 feet to a point;

          THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

          THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

          THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

          THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

          THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

          THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

          THENCE leaving said wetlands limits, North 65 degrees 01minutes 43 seconds West for a distance of 98.87 feet to a point;

          THENCE North 11 degrees 02 minutes 41 seconds East for a distance of
230.45 feet to a point;

          THENCE North 11 degrees 13 minutes 13 seconds West for a distance of
121.54 feet to a point;

          THENCE North 38 degrees 58 minutes 52 seconds West for a distance of
121.90 feet to a point;

          THENCE North 23 degrees 10 minutes 22 seconds West for a distance of
116.83 feet to a point;

          THENCE North 27 degrees 01 minutes 41 seconds West for a distance of
102.77 feet to a point;

          THENCE North 44 degrees 31 minutes 22 seconds West for a distance of
55.85 feet to a point;

          THENCE South 70 degrees 40 minutes 56 seconds West for a distance of
73.31 feet to a point;

          THENCE South 71 degrees 22 minutes 08 seconds West for a distance of
120.59 feet to a point;

          THENCE North 27 degrees 11 minutes 02 seconds West for a distance of
173.06 feet to a point;

          THENCE North 06 degrees 27 minutes 30 seconds East for a distance of
58.98 feet to a point;

          THENCE North 40 degrees 46 minutes 01 seconds East for a distance of
132.31 feet to a point;

          THENCE North 01 degrees 41 minutes 21 seconds West for a distance of
32.15 feet to a point;

          THENCE North 42 degrees 40 minutes 25 seconds West for a distance of
132.37 feet to a point;

          THENCE North 47 degrees 57 minutes 38 seconds East for a distance of
97.57 feet to the POINT OF BEGINNING.

         Said property contains 3.84 acres more or less and is that same tract or parcel of land shown as Tract B on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


TRACT C

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

           COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

          THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

          THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

          THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

          THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek, said point being the POINT OF BEGINNING for the herein described parcel of land.

          THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a THREE-QUARTER INCH PIPE;

          THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet to a point;

          THENCE North 72 degrees 59 minutes 23 seconds West for a distance of
97.41 feet to a point;

          THENCE North 28 degrees 40 minutes 02 seconds West for a distance of
114.55 feet to a point;

          THENCE North 62 degrees 08 minutes 04 seconds West for a distance of
184.99 feet to a point;

          THENCE North 63 degrees 50 minutes 09 seconds West for a distance of
166.92 feet to a point;

          THENCE North 64 degrees 00 minutes 12 seconds West for a distance of
173.39 feet to a point;

          THENCE North 87 degrees 49 minutes 10 seconds West for a distance of
111.55 feet to a point;

          THENCE North 66 degrees 04 minutes 51 seconds West for a distance of
158.94 feet to a point;

          THENCE North 66 degrees 19 minutes 50 seconds West for a distance of
121.59 feet to a point;

          THENCE North 53 degrees 03 minutes 38 seconds West for a distance of
186.45 feet to a point;

          THENCE North 44 degrees 18 minutes 22 seconds West for a distance of
163.48 feet to a point;

          THENCE North 56 degrees 31 minutes 54 seconds West for a distance of
127.08 feet to a point;

          THENCE North 49 degrees 42 minutes 26 seconds West for a distance of
110.80 feet to a point;

          THENCE South 63 degrees 26 minutes 27 seconds West for a distance of
73.93 feet to a point;

          THENCE South 34 degrees 43 minutes 18 seconds West for a distance of
155.58 feet to a point;

          THENCE North 65 degrees 01 minutes 43 seconds West for a distance of
125.76 feet to a point on the Southerly Wetland limits of Hilly Mill Creek;

          THENCE along said Wetland Limits to the Southeast, more or Less, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

           THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

           THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

           THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

           THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

           THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

           THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

           THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

           THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

           THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

           THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

           THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

           THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

           THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

           THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

           THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

           THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

           THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

           THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

           THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47.15 feet to a point;

           THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

           THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

           THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

          THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

          THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

          THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.11 feet to a point;

          THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

          THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

          THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

          THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

          THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

          THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to the POINT OF BEGINNING.

         Said property contains 5.13 acres more or less and is that same tract or parcel of land shown as Tract C on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


TRACT D

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

          THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK; SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

          THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

          THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
127.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

          THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK FROM THE NORTHEAST;

          THENCE South 78 degrees 47 minutes 46 seconds West for a Distance of
360.23 feet to a point on the Southern limits of the wetlands of Hilly Mill
Creek;

         THENCE along said wetlands limits to the Southeast, more or less, South 53 degrees 54 minutes 27 seconds East for a distance of 76.08 feet to a point;

           THENCE South 45 degrees 43 minutes 13 seconds East for a distance of
63.42 feet to a point;

           THENCE South 37 degrees 54 minutes 40 seconds East for a distance of
63.14 feet to a point;

           THENCE South 12 degrees 38 minutes 55 seconds West for a distance of
96.50 feet to a point;

           THENCE South 31 degrees 53 minutes 23 seconds West for a distance of
54.60 feet to a point;

           THENCE South 41 degrees 48 minutes 24 seconds West for a distance of
62.60 feet to a point;

           THENCE South 08 degrees 50 minutes 54 seconds West for a distance of
30.89 feet to a point;

           THENCE South 73 degrees 19 minutes 07 seconds East for a distance of
59.72 feet to a point;

           THENCE North 74 degrees 25 minutes 30 seconds East for a distance of
60.24 feet to a point;

           THENCE North 47 degrees 07 minutes 32 seconds East for a distance of
33.85 feet to a point;

           THENCE North 03 degrees 16 minutes 22 seconds East for a distance of
30.45 feet to a point;

           THENCE South 61 degrees 11 minutes 13 seconds East for a distance of
29.26 feet to a point;

           THENCE South 43 degrees 42 minutes 16 seconds East for a distance of
44.52 feet to a point;

           THENCE South 49 degrees 16 minutes 16 seconds East for a distance of
57.00 feet to a point;

           THENCE South 30 degrees 34 minutes 48 seconds East for a distance of
65.93 feet to a point;

           THENCE South 24 degrees 24 minutes 28 seconds East for a distance of
47.19 feet to a point;

           THENCE South 21 degrees 50 minutes 49 seconds East for a distance of
58.28 feet to a point;

           THENCE South 24 degrees 09 minutes 26 seconds East for a distance of
79.36 feet to a point;

           THENCE South 27 degrees 37 minutes 37 seconds East for a distance of
52.90 feet to a point;

           THENCE South 45 degrees 45 minutes 34 seconds East for a distance of
37.07 feet to a point;

           THENCE North 35 degrees 31 minutes 29 seconds East for a distance of
32.07 feet to a point;

           THENCE South 37 degrees 21 minutes 56 seconds East for a distance of
38.13 feet to a point;

          THENCE South 15 degrees 07 minutes 14 seconds East for a distance of
55.08 feet to a point;

          THENCE South 49 degrees 21 minutes 23 seconds East for a distance of
41.61 feet to a point;

          THENCE South 10 degrees 21 minutes 54 seconds East for a distance of
66.83 feet to a point;

          THENCE South 28 degrees 17 minutes 29 seconds West for a distance of
51.89 feet to a point;

          THENCE South 04 degrees 18 minutes 43 seconds West for a distance of
78.67 feet to a point;

          THENCE South 06 degrees 56 minutes 49 seconds West for a distance of
56.79 feet to a point;

          THENCE South 07 degrees 48 minutes 12 seconds West for a distance of
48.18 feet to a point;

          THENCE South 35 degrees 36 minutes 30 seconds West for a distance of
63.01 feet to a point;

          THENCE South 03 degrees 06 minutes 41 seconds West for a distance of
49.25 feet to a point;

          THENCE across an unnamed creek and wetlands area which intersects from the Southwest, South 65 degrees 01 minutes 43 seconds East for a distance of
394.79 feet to a point;

          THENCE continuing along said wetlands limit, North 19 degrees 07 minutes 29 seconds East for a distance of 19.11 feet to a point;

          THENCE North 11 degrees 12 minutes 10 seconds East for a distance of
55.36 feet to a point;

          THENCE North 59 degrees 47 minutes 00 seconds East for a distance of
61.82 feet to a point;

          THENCE North 46 degrees 30 minutes 17 seconds East for a distance of
108.43 feet to a point;

          THENCE North 51 degrees 07 minutes 59 seconds East for a distance of
99.18 feet to a point;

          THENCE North 78 degrees 57 minutes 49 seconds East for a distance of
32.52 feet to a point;

          THENCE South 66 degrees 51 minutes 15 seconds East for a distance of
88.50 feet to a point;

          THENCE South 51 degrees 09 minutes 25 seconds East for a distance of
75.29 feet to a point;

          THENCE South 42 degrees 38 minutes 23 seconds East for a distance of
82.73 feet to a point;

          THENCE South 66 degrees 04 minutes 46 seconds East for a distance of
88.97 feet to a point;

          THENCE South 32 degrees 53 minutes 29 seconds East for a distance of
60.69 feet to a point;

          THENCE South 62 degrees 19 minutes 25 seconds East for a distance of
64.45 feet to a point;

          THENCE South 34 degrees 53 minutes 35 seconds East for a distance of
38.63 feet to a point;

          THENCE South 36 degrees 35 minutes 41 seconds East for a distance of
74.06 feet to a point;

          THENCE South 55 degrees 19 minutes 31 seconds East for a distance of
73.40 feet to a point;

          THENCE South 57 degrees 46 minutes 00 seconds East for a distance of
45.12 feet to a point;

          THENCE North 39 degrees 42 minutes 35 seconds East for a distance of
48.51 feet to a point;

          THENCE South 26 degrees 49 minutes 36 seconds East for a distance of
66.09 feet to a point;

          THENCE South 63 degrees 22 minutes 19 seconds East for a distance of
81.30 feet to a point;

          THENCE South 60 degrees 12 minutes 05 seconds East for a distance of
47.15 feet to a point;

          THENCE North 76 degrees 42 minutes 50 seconds East for a distance of
37.29 feet to a point;

          THENCE South 67 degrees 38 minutes 47 seconds East for a distance of
104.31 feet to a point;

          THENCE South 58 degrees 01 minutes 02 seconds East for a distance of
94.01 feet to a point;

          THENCE South 73 degrees 39 minutes 40 seconds East for a distance of
90.45 feet to a point;

          THENCE South 46 degrees 08 minutes 36 seconds East for a distance of
73.29 feet to a point;

          THENCE South 68 degrees 34 minutes 52 seconds East for a distance of
80.11 feet to a point;

          THENCE South 72 degrees 11 minutes 52 seconds East for a distance of
174.98 feet to a point;

          THENCE South 74 degrees 05 minutes 22 seconds East for a distance of
25.78 feet to a point;

          THENCE South 51 degrees 26 minutes 02 seconds East for a distance of
43.79 feet to a point;

          THENCE South 09 degrees 58 minutes 33 seconds East for a distance of
54.59 feet to a point;

          THENCE South 45 degrees 04 minutes 30 seconds East for a distance of
50.75 feet to a point;

          THENCE South 55 degrees 48 minutes 09 seconds East for a distance of
59.24 feet to a point;

          THENCE North 02 degrees 18 minutes 34 seconds East for a distance of
978.06 feet to a point;

          THENCE North 01 degrees 18 minutes 40 seconds East for a distance of
32.38 feet to the POINT OF BEGINNING.


    Said property contains 43.03 acres more or less and is that same tract or parcel of land shown as Tract D on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


TRACT G

       ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

       COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

       THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

       THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

       THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

       THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

       THENCE South 01 degrees 18 minutes 40 seconds West for a distance of
32.38 feet to a point;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

       THENCE South 02 degrees 18 minutes 34 seconds West for a distance of
84.64 feet to a 3/4 inch pipe;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
12.03 feet;

       THENCE South 01 degrees 21 minutes 15 seconds West for a distance of
140.19 feet to a Painted Rock;

       THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

       THENCE North 88 degrees 57 minutes 38 seconds West for a distance of
177.76 feet to point;

       THENCE North 03 degrees 30 minutes 04 seconds West for a distance of
82.45 feet to point;

       THENCE North 45 degrees 03 minutes 01 seconds East for a distance of
639.20 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
52.57 feet to point;

       THENCE North 70 degrees 46 minutes 05 seconds West for a distance of
175.00 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
150.00 feet to point;

       THENCE South 70 degrees 46 minutes 05 seconds East for a distance of
175.00 feet to point;

       THENCE North 19 degrees 13 minutes 55 seconds East for a distance of
25.93 feet to point;

       THENCE South 44 degrees 18 minutes 22 seconds East for a distance of
63.80 feet to a point;

       THENCE South 53 degrees 03 minutes 38 seconds East for a distance of
18.78 feet to a point;

       THENCE South 19 degrees 13 minutes 55 seconds West for a distance of
211.55 feet to point;

       THENCE South 45 degrees 03 minutes 01 seconds West for a distance of
11.80 feet to point;

       THENCE along a curve to the right having a radius of 3600.00 Feet, a central angle of 09 degrees 21 minutes 08 seconds, an Arc length of 587.61 feet, and subtended by a chord bearing South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to the POINT OF BEGINNING.

     Said property contains 3.16 acres more or less and is that same tract or parcel of land shown as Tract G on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised November 4, 1999.


REGREATNEKOOSANATURALGASPIPELINERIGHTOFWAYEXHD